EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ James W. Bagley
                                            -------------------
                                            James W. Bagley

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ Fredrick W. Kulicke, Jr.
                                            ----------------------------
                                                Fredrick W. Kulicke, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ John A. O'Steen
                                            -------------------
                                               John A. O'Steen

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ Allison F. Page
                                            -------------------
                                                Allison F. Page

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ MacDonnell Roehm, Jr.
                                            -------------------------
                                                MacDonnell Roehm, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ Larry D. Striplin, Jr.
                                            --------------------------
                                                Larry D. Striplin, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke or Clifford G. Sprague, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of securities of the Company to be offered pursuant to the Company's 1997 Non-Qualified Stock Option Plan for Non-Employee Directors and the Kulicke & Soffa Industries, Inc. Incentive Savings Plan (as Amended and Restated Effective January 1, 1997) including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, one or more registration statements on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 11th day of November, 1998.


                                            /s/ C. William Zadel
                                            --------------------
                                                C. William Zadel